UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.____)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

KODIAK SCIENCES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11

(Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following is being presented to stockholders of Kodiak Sciences Inc. commencing on October 5, 2021.

Kodiak Long-Term Performance Incentive Plan Special Stockholder Meeting Date: October 13, 2021 10:00am Pacific Time KODIAK

CAUTIONARY STATEMENT REGARDING Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not historical facts are hereby identified as forward-looking statements for the purpose of the safe harbor provided by Section 21E of the Exchange Act, and Section 27A of the Securities Act. These forward-looking statements, including, without limitation, those relating to Kodiak’s technology platform, lead investigational therapy and related clinical program, plans for commercial scale manufacturing and pipeline, as well as possible future market prices and market capitalization levels for Kodiak common stock, compensation achievable under the LTPIP and comparisons to typical equity grants, wherever they occur in this proxy statement, are necessarily estimates reflecting the best judgment of the management of Kodiak and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in the definitive proxy statement filed on September 13, 2021. Words such as estimate, project, plan, intend, hope, expect, estimate, anticipate, believe, would, should, could and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this presentation. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include those set forth in Kodiak’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2021. Kodiak undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. In the event that Kodiak does update any forward-looking statement, no inference should be made that Kodiak will make additional updates with respect to that statement, related matters or any other forward-looking statements. KODIAK 2

Kodiak’s ambition is to become a global retinal development and commercialization franchise The product and technology platform for retinal medicines, which Kodiak developed over the past ten years, is maturing rapidly Tarcocimab tedromer (KSI-301), our lead investigational therapy, is being developed as a first-line medicine for use in any patient who may benefit from anti-VEGF therapy and is being evaluated in six registrational clinical trials KSI-301 is designed to treat the leading cause of severe vision loss in older adults (macular degeneration) and working age adults (diabetic retinopathy) KSI-501, our bispecific antibody biopolymer conjugate, is being developed for patients who show suboptimal response to existing anti-VEGF therapies Kodiak’s new triplet medicines represent a new class of multi-mechanism, multi-modality medicines to treat the retina in the even higher prevalence – but biologically very complex-diseases – of dry AMD and glaucoma Kodiak is investing in scale-up manufacturing with the objective of supplying 100% of today’s branded anti-VEGF market Kodiak hopes to provide a pre-filled syringe early in commercialization, with a stretch goal of having this available at launch Kodiak has also demonstrated a disciplined and creative approach to building and financing the company Since it’s IPO in 2018 at $10/share, KOD’s total shareholder return (“TSR”) is over 770%, outpacing the Russell 2000’s TSR of 34% over the same period Kodiak is well capitalized with more than $880 million in cash as of June 30, 2021 Kodiak currently retains all global rights to make, use and sell its products KODIAK October 2021 3

With the company at a pivotal juncture in its growth, this is the right time to implement a long-term incentive program that fits Kodiak’s unique circumstance Why do it? The Kodiak team is lean with fewer than 100 employees and has made strong progress towards treating and preventing the leading causes of blindness in the developed world Kodiak has made deliberate choices that Kodiak believes position the company for strong value creation, including: Development of innovative medicines in high-prevalence, high unmet need diseases Retention of global commercialization rights to its pipeline Commitments to accelerate early adoption of tarcocimab tedromer (label broadening studies, pre-filled syringe dvpt) Investments in commercial-scale manufacturing capable of supplying a large share of the retinal market Developing, manufacturing and commercializing transformative medicines is distinctly challenging, and Kodiak seeks a long-term compensation program that maximizes its ability to succeed by: Retaining and attracting the best talent in an environment of historically high turnover in biotech Rallying employees around Kodiak’s mission and potential for significant value creation Creating incentives for long-term decision-making and value creation Is this the right plan? The Long-Term Performance Incentive Plan (LTPIP) is part of a broader long-term performance incentive program that was designed from the ground up to: Include a large portion of Kodiak employees to retain / attract talent and strengthen employee investment into Kodiak’s mission – ~75% of Kodiak’s employees were eligible and 90% of these employees elected to participate in the broader long-term performance incentive program Define ambitious performance goals based on stock price appreciation and operational milestones that are believed to be realistically attainable over a 7-year performance period to incentivize long-term decision-making and value creation KODIAK October 2021 4

The LTPIP and broader long-term performance incentive program were developed through a rigorous, director-driven process Kodiak’s independent directors proactively led the design, modeling and drafting of the LTPIP and the broader long-term performance incentive program Their objective was to create strong incentives for exceptional performance that work across Kodiak’s management team The process included seven Board/Compensation Committee meetings over eight months, including several meetings at which no member of management was present, plus separate sessions involving outside experts The Compensation Committee, chaired by a representative of a major shareholder and working with and including the lead independent director and a former senior executive of a large cap pharma, worked hard to design key plan features: Multiple of expected annual grant and payout slope (the percentage of the award realized at various stock prices) Maximum return available and break-even point (share value at which management was better/worse off with LTPIP instead of Kodiak’s historical annual grant practices) Tranche earning criteria (share value, including that stock price thresholds must be met or exceeded over 90 consecutive trading days); additional operational milestones intended to be responsive to what we believe our key stockholders desire in a ‘pay for performance’ incentive plan Numerous other specific terms, including the effects of a change in control, vesting periods after share performance thresholds are met and other matters intended to provide assurance that the LTPIP would be beneficial to management, compared to Kodiak’s historical annual equity grant practices, only if exceptional performance (operational and value) is in fact delivered KODIAK October 2021 5

KOD is seeking shareholder approval for a long-term performance incentive plan (the “LTPIP”) to align management incentives to significant value creation LTPIP and broader long-term performance incentive program covers the next 7 years and is open to a significant number of employees – not just senior management Employees who elect to participate “buy-in” via a one-time election and agree to forgo up to 75% of their annual equity incentive for the next 7 years – a one-time election For NEOs and other members of senior management (grade level 10 or above), performance-based stock options will be granted under the LTPIP that is being presented for stockholder approval For eligible employees below grade level 10, performance-based stock options would be granted under the 2018 Equity Incentive Plan. (However, awards are contingent on approval of the LTPIP by the Company’s stockholders.) ~75% of the company’s employees were eligible to participate in the overall long-term performance incentive program, of which 90% chose to participate All named executive officers and 83% of employees that are Vice President or above elected to forgo at least 50% of annual equity incentives for next 7 years Stock options can be earned based on significant stock price appreciation, with the possibility to earn up to 35% of the award based on concrete operational milestones Awards begin vesting only after they are earned, and then vest over the remainder of the 7-year period, consistent with the long-term design of the long-term performance incentive program KODIAK October 2021 6

Key Design Choices 1 The maximum number of options available to an employee under his or her election is determined by: Estimating the number of options that would have been granted over the years of option grants being forgone by the employee if the stock were to appreciate to $800/share with straight line appreciation over the period, based on the company’s historic policy to grant options valued at the 60th percentile of market based on an analysis of our peer group, and then multiplying this number by 3 2 Options are earned in 7 tranches based on stock price appreciation between $200/share and $800/share (market cap $12B – $50B) By design, below $400/share participants are “worse off” For this purpose, the trading price threshold must be met or exceeded over a 90 consecutive trading day period 3 A maximum of 35% of the grant can be earned by achieving specific operational milestones, to the extent that amount has not been earned through stock price appreciation KODIAK October 2021 7

1 Estimating the maximum number of options Estimating the option awards that would have been granted over the years of option grants forgone, based on Kodiak’s historic compensation policy to grant options valued at the 60th percentile of our peer group, and then multiplying this number by 3 3x Conversion Modeler Assumptions Beginning Stock Price $88.12 Value of Year One LTI Award $1,000,000 Percent of LTI Provided Based on Plan Election 75.00% Expected Annual Growth Rate in LTI Opportunity 5.00% LTI Compensation Value ($) Forgone LTI Value ($) Stock Options Granted (#) Target Stock Price Growth Rate (%) Stock Price At Year End ($) LTPIP Option Award (#) Year 1 $1,000,000 $750,000 15,322 37% $121 Year 2 $1,050,000 $787,500 11,740 37% $166 Year 3 $1,102,500 $826,875 8,994 37% $227 Year 4 $1,157,625 $868,219 6,891 37% $311 Year 5 $1,215,506 $911,630 5,280 37% $426 Year 6 $1,276,282 $957,211 4,045 37% $584 Year 7 $1,340,096 $1,005,072 3,099 37% $800 Totals $8,142,008 $6,106,506 55,371 166,133 3X KODIAK October 2021 8

2 Options are earned in 7 tranches based on stock price appreciation between $200/share and $800/share (market cap $12B – $50B) Performance Milestones (Stock Price Based) Stock Price Goal ($) Tranche Earning Percentage (%) Cumulative Earning Percentage (%) Tranche 1 $200 7.50% 7.50% Tranche 2 $300 12.50% 20.00% Tranche 3 $400 25.00% 45.00% Tranche 4 $500 25.00% 70.00% Tranche 5 $600 20.00% 90.00% Tranche 6 $700 5.00% 95.00% Tranche 7 $800 5.00% 100.00% Projected Market Capitalization ($) $12b $19b $25b $31b $37b $44b $50b Participants projected to “break-even” after KOD stock price reaches $400/share (Tranche 3 earned) Unless Kodiak stock price reaches $400/per share and stays there for a 90 consecutive trading day period, participants will do worse financially than they would have, had the Board continued annual equity grants targeting 60% of peer company equity awards A $400/share price corresponds roughly to $25B market capitalization KODIAK October 2021 9

3 Up to 35% of the grant can be earned through operational milestones, to the extent that amount has not been earned through stock appreciation (no double-dipping) Performance Milestones (Operational) Operational Milestone Milestone Earning Percentage (%) FDA Approval of KSI-301 in wet AMD, DME and RVO1 25.0% Fiscal Year Sales > $2.5B 10.0% Approval of 1st disease indication: 15% Approval of 2nd disease indication: 5% Approval of 3rd disease indication: 5% Operational milestones position LTPIP to: Be responsive to what we believe our key stockholders desire in a “pay for performance” incentive plan, and Support the LTPIP in the event the stock price fails to reflect strong progress on execution If the stock price is appreciating, then the operational milestones are expected to be superseded by the stock price milestones Operational milestones survive M&A KODIAK October 2021 10

Hypothetical Example 1: Price reaches $400/share (Tranche 3 earned) + Biologics License Application (BLA) approved and Sales Milestones achieved



100% of LTPIP granted 3Q 2021
Tranche 1 ($200/share) reached, 7.5% of options earned and begin vesting
BLA Approved; difference of BLA and tranche 1 (25%-7.5%) is earned and begins vesting
Tranche 2 ($300/share) reached, but tranche is nullified as BLA approval earning already achieved
Tranche 3 ($400/share) reached, total earning is limited to 45% based on stock price performance earning curve. 20% is earned and begins vesting
$2.5B revenue reached, but 35% cumulative earning percentage has already been surpassed and no incremental earning is received
Granted
No incremental earning
Tranche 2
$2.5B Rev.
Earned, not vested
Tranche 3
BLA Approval
Tranche 1
Vested
Tranche 3
BLA Approval
Tranche 1
100.0%
92.5%
7.5%
75.0%
17.5%
55.0%
20.0%
20.0%
17.5%
7.5%
Cumulative Earn Out - - - 7.5% 7.5% 7.5% 7.5% 7.5% 7.5% 25% 25% 25% 25% 25% 25% 45% 45% 45% 45% 45% 45% 45% 45% 45% 45% 45% 45% 45%

Event	Tranche Earning	Cum. Earning	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Q1 2027	Q2 2027	Q3 2027	Q4 2027	Q1 2028	Q2 2028
Option Grant	-	-	✓																											
Tranche 1 ($200)	7.5%	7.5%				✓																								
Tranche 2 ($300)	12.5%	20.0%													✓															
Tranche 3 ($400)	25.0%	45.0%																✓												
Tranche 4 ($500)	25.0%	70.0%																												
Tranche 5 ($600)	20.0%	90.0%																												
Tranche 6 ($700)	5.0%	95.0%																												
Tranche 7 ($800)	5.0%	100.0%																												
BLA Approval	25.0%	-										✓																		
$2.5B Revenue	10.0%																							✓						

KODIAK

October 2021

11

Vested Earned, not vested No incremental earning 11 Hypothetical Example 2: Price reaches $500/share (Tranche 4 earned) + Biologics License Application (BLA) approved and Sales Milestones achieved October 2021 100.0% 92.5% 17.5% 17.5% 20.0% 75.0% 25.0% 20.0% 55.0% 25.0% 30.0% 7.5% 7.5% Granted Tranche 4 Tranche 2 $2.5B Rev. Tranche 3 Tranche 1 Tranche 3 BLA Approval Tranche 1 Tranche 4 BLA Approval Tranche 4 ($500/share) reached, 25% of granted options are earned and begin to vest Cumulative Earn Out - - - 7.5% 7.5% 7.5% 7.5% 7.5% 7.5% 25% 25% 25% 25% 25% 25% 45% 45% 45% 45% 45% 45% 45% 70% 70% 70% 70% 70% 70% Event Tranche Earning Cum. Earning Option Grant - - ✓ Tranche 1 ($200) 7.5% 7.5% ✓ Tranche 2 ($300) 12.5% 20.0% ✓ Tranche 3 ($400) 25.0% 45.0% ✓ Tranche 4 ($500) 25.0% 70.0% ✓ Tranche 5 ($600) 20.0% 90.0% Tranche 6 ($700) 5.0% 95.0% Tranche 7 ($800) 5.0% 100.0% BLA Approval 25.0% - ✓ $2.5B Revenue 10.0% - ✓ Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2021 2022 2023 2024 2025 2026 2027 2028 Same earnout narrative as Hypothetical Example 1 KODIAK October 2021 12

LTPIP aligns management with shareholders through Change in Control (CIC) events with balanced consideration of M&A Incentivized to maximize M&A value Outstanding award is earned on a pro rata basis based on the per share price received by the Company’s stockholders in a CIC transaction meeting or exceeding the corresponding stock price goal Balanced incentive for M&A if less than 35% of the award has vested To the extent less than 35% of the award has vested upon a CIC based on the performance-based requirement, then the award remains eligible to be earned based on the attainment of the operational milestones KODIAK October 2021 13

Kodiak Sciences Inc. 1200 Page Mill Road Palo Alto, CA 94304 United States of America KODIAK SCIENCES GMBH DAMMSTRASSE 19 6300 ZUG SWITZERLAND KODIAK SCIENCES VALAIS GMBH ROTTENSTRASSE 5 3930 VISP SWITZERLAND COPYRIGHT © 2021 KODIAK SCIENCES INC.